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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011

ALTO GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53592	27-0686507
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

700 West Hillsboro Blvd., Building 3 Suite 207, Deerfield Beach, FL	33441
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 973-2133

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On December 14, 2010, Alto Group Holdings, Inc. (the “Company”) approved the conversion into common stock certain notes (the “Notes”) issued by the Company between February 1, 2011 and June 1, 2011. Subject to the terms and conditions contained therein, the Notes were converted into an aggregate of 4,287,142,876 shares of common stock of the Company.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 1.01 above, on December 14, 2011, the Company issued 4,287,142,876 shares of common stock to various Noteholders. The Company believes that these transactions were exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alto Group Holdings, Inc.

Date: December 15, 2011	By:	/s/ Mark Klok
Mark Klok Chief Executive Officer